DELAWARE POOLED® TRUST

Macquarie Large Cap Value Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Statement of Additional Information
 dated February 28, 2019

Effective the date of this supplement, the following replaces the information in the section entitled “Portfolio Managers — I. The Manager — Other Accounts Managed”:
Delaware Management Company
I. The Manager
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2018 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees

Kristen E. Bartholdson
Registered Investment Companies:	9	$16.0 billion	0	$0
Other Pooled Investment Vehicles:	4	$1.0 billion	0	$0
Other Accounts:	26	$5.9 billion	1	$1.5 billion
Nikhil G. Lalvani
Registered Investment Companies:	9	$16.0 billion	0	$0
Other Pooled Investment Vehicles:	4	$1.0 billion	0	$0
Other Accounts:	26	$5.9 billion	1	$1.5 billion
Robert A. Vogel Jr.
Registered Investment Companies:	9	$16.0 billion	0	$0
Other Pooled Investment Vehicles:	4	$1.0 billion	0	$0
Other Accounts:	26	$5.9 billion	1	$1.5 billion
Liu-Er Chen
Registered Investment Companies:	7	$7.0 billion	0	$0
Other Pooled Investment Vehicles:	5	$795.3 million	0	$0
Other Accounts:	3	$756.2 million	1	$294.8 million
Craig C. Dembek
Registered Investment Companies:	9	$2.5 billion	0	$0
Other Pooled Investment Vehicles:	2	$116.4 million	2	$116.4 million
Other Accounts:	0	$0	0	$0
Paul A. Matlack
Registered Investment Companies:	10	$2.6 billion	0	$0
Other Pooled Investment Vehicles:	2	$352.4 million	0	$0
Other Accounts:	1	$105.7 million	0	$0

Adam H. Brown
Registered Investment Companies:	14	$16.8 billion	0	$0
Other Pooled Investment Vehicles:	3	$352.0 million	0	$0
Other Accounts:	4	$851.1 million	0	$0
John P. McCarthy
Registered Investment Companies:	15	$18.2 billion	0	$0
Other Pooled Investment Vehicles:	2	$333.4 million	0	$0
Other Accounts:	4	$851.1 million	0	$0
Roger A. Early
Registered Investment Companies:	13	$19.8 billion	0	$0
Other Pooled Investment Vehicles:	3	$717.1 million	0	$0
Other Accounts:	45	$6.7 billion	0	$0
J. David Hillmeyer
Registered Investment Companies:	10	$17.7 billion	0	$0
Other Pooled Investment Vehicles:	4	$536.0 million	0	$0
Other Accounts:	11	$766.2 million	1	$1.6 billion

Effective the date of this supplement, the following replaces the two paragraphs in the section entitled “Portfolio Managers — I. The Manager — Compensation Structure — Bonus. Large Cap Value Equity”:

Bonus. Large Cap Value Equity (Vogel, Lalvani, and Bartholdson): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of the revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (“Broadridge”) peer groups and performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Effective the date of this supplement, the following replaces the information in the section entitled ““Portfolio Managers — I. The Manager — Ownership of Fund Shares – The Manager”:

As of Oct. 31, 2018, the portfolio managers beneficially owned shares of Macquarie Large Cap Value Portfolio, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of the Fund. As of Oct. 31, 2018, none of the portfolio managers of the other Funds beneficially owned shares of such Funds.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Kristen E. Bartholdson	Macquarie Large Cap Value Portfolio	None Directly; Over $1 million notionally[3]
Nikhil G. Lalvani	Macquarie Large Cap Value Portfolio	None Directly; Over $1 million notionally[3]
Robert A. Vogel, Jr.	Macquarie Large Cap Value Portfolio	None Directly; Over $1 million notionally[3]
1   The ranges for Fund share ownership by portfolio managers are: None; $1-10,001; $10,001 - $50,001; $50,001 - $100,001; $100,001 - $500,001; $500,001 - $1 million; or over $1 million.
2    Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
3    The compensation of certain of the portfolio managers under the Macquarie Investment Management Notional Investment Plan (as described above) may include amounts that correspond to a hypothetical investment that directly tracks the return of the Fund that the portfolio manager manages. In the table, this indirect exposure to the applicable Fund’s returns is referred to as shares owned notionally. The portfolio managers who are so compensated experience the same investment returns that are experience by shareholders of such Fund.

Please keep this supplement for future reference.

This Supplement is dated July 29, 2019.